OTHER LIABILITIES - Remeasurements of net defined benefit liability (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
OTHER LIABILITIES
Actuarial losses relating to the defined benefit obligation	$ 1,456	$ 215
Net return on assets excluding interest	87	86
Total remeasurements of the net defined benefit liability	1,543	$ 301
Estimate of contributions expected to be paid to plan for next annual reporting period	800
Benefit payments	$ 700